Exhibit 10.1

Execution Version

$250,000,000 INCREMENTAL TERM LOANS

INCREMENTAL AMENDMENT

dated as of November 20, 2012

among

ARCH COAL, INC.,

as Borrower,

CERTAIN SUBSIDIARIES OF THE BORROWER,

as Guarantors,

THE INCREMENTAL TERM LOAN LENDERS PARTY HERETO

and

BANK OF AMERICA, N.A.,

as Term Loan Administrative Agent

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

PNC CAPITAL MARKETS LLC, MORGAN STANLEY SENIOR FUNDING, INC.,

CITIGROUP GLOBAL MARKETS INC., CREDIT SUISSE SECURITIES (USA) LLC,

BBVA SECURITIES INC., RBS SECURITIES INC. and UNION BANK, N.A.,

as Lead Arrangers

INCREMENTAL AMENDMENT

THIS INCREMENTAL AMENDMENT (this “Amendment”), dated as of November 20, 2012, is made by and among Arch Coal, Inc., a Delaware corporation (the “Borrower”), certain subsidiaries thereof, Bank of America, N.A., in its capacity as term loan administrative agent under the Credit Agreement (the “Term Loan Administrative Agent”) and each of the undersigned banks and other financial institutions party hereto as lenders (in such capacity, the “Incremental Term Loan Lenders”).

PRELIMINARY STATEMENTS:

(1)                                 The Borrower, certain subsidiaries of the Borrower, the Term Loan Administrative Agent, PNC Bank, National Association, as revolver administrative agent and collateral agent, and the lenders from time to time party thereto are parties to an Amended and Restated Credit Agreement dated as of June 14, 2011, as amended by First Amendment dated as of May 16, 2012 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”).  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement;

(2)                                 The Borrower has requested that the Incremental Term Loan Lenders collectively provide Commitments (the “Incremental Term Loan Commitments”) hereunder, and make Incremental Term Loans pursuant thereto, in an aggregate principal amount equal to $250,000,000 (the “Aggregate Incremental Term Loan Commitment”) on the Effective Date, the Net Cash Proceeds of which will be used for the general corporate purposes of the Borrower, and each Incremental Term Loan Lender is prepared to make a portion of such Aggregate Incremental Term Loan Commitment, and to provide a portion of the Incremental Term Loans pursuant thereto, in the respective amounts set forth on Schedule 1 hereto, in each case subject to the other terms and conditions set forth herein; and

(3)                                 The Loan Parties, the Incremental Term Loan Lenders and the Term Loan Administrative Agent are entering into this Amendment in order to evidence such Incremental Term Loan Commitments and such Incremental Term Loans, which are to be made in the form of additional commitments under the Term Loan Facility and additional Term Loans, in accordance with Section 2.11 of the Credit Agreement.

SECTION 1.                            The Incremental Term Loans.  Pursuant to Section 2.11 of the Credit Agreement, and subject to the satisfaction of the conditions set forth in Section 4 hereof, on and as of the Effective Date:

(a)                                 Each Incremental Term Loan Lender party hereto hereby agrees that upon, and subject to, the occurrence of the Effective Date, (i) such Incremental Term Loan Lender shall have, as contemplated by Section 2.11 of the Credit Agreement, an Incremental Term Loan Commitment in an amount equal to the amount set forth opposite such Incremental Term Loan Lender’s name under the heading “Incremental Term Loan Commitment” on Schedule 1 to this Amendment, and (ii) such Incremental Term Loan Lender shall be deemed to be, and shall become, (x) in the case of an Incremental Term Loan Lender that is a existing Lender under the Credit Agreement, an “Increasing Lender” and a “Lender” for all purposes of, and subject to all the obligations of an “Increasing Lender” and a “Lender” under the Credit Agreement and the other Loan Documents and (y) in the case of an Incremental Term Loan Lender that is not an existing Lender under the Credit Agreement, a “New Lender” and a “Lender” for all purposes of, and subject to all the obligations of a “New Lender”, a “Lender” under the Credit Agreement and the other Loan Documents. Each Loan Party and the Term Loan Administrative Agent hereby agree that from and after the Effective Date, each Incremental Term Loan Lender shall be deemed to be, and shall become, an “Increasing Lender”, a “New Lender” and a “Lender”, as applicable, for all purposes of, and with all the rights and remedies of an “Increasing Lender”, a “New Lender” and a “Lender” under, the Credit Agreement and the other Loan Documents. From and after the Effective Date, each reference in the Credit Agreement to any Incremental Term Loan Lender’s Incremental Term Loan Commitment shall mean its Incremental Term Loan Commitment as acquired pursuant to this Amendment, and as set forth opposite its name on Schedule 1 to this Amendment under the heading “Incremental Term Loan Commitment” on Schedule 1 to this Amendment.

(b)                                 Each Incremental Term Loan Lender hereby agrees to make Incremental Term Loans to the applicable Borrower on the Effective Date in a principal amount not to exceed its respective Incremental Term Loan Commitment (as determined after giving effect to this Amendment).

SECTION 2.                            Amendments to the Credit Agreement.  Pursuant to Section 2.11 and Section 11.1 of the Credit Agreement, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, effective on and as of the Effective Date, the Credit Agreement is hereby amended as follows:

(a)                                                         Schedule 1.1(B) of the Credit Agreement is hereby amended by adding, at the immediate end thereof, Schedule 1.1(B) attached hereto;

(b)                                                         Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“2012 Incremental Amendment” means that certain Incremental Amendment, dated as of November 20 2012, by and among the Borrower, the Guarantors, the Term Loan Administrative Agent, and the 2012 Incremental Term Loan Lenders party thereto.

“2012 Incremental Effective Date” shall mean, November 20, 2012.

“2012 Incremental Term Loan Commitment” shall mean, as to any Lender at any time, the amount set forth opposite its name on Schedule 1.1(B) (as amended or supplemented from time to time) as such Commitment is thereafter assigned or modified and 2012 Incremental Term Loan Commitments shall mean the aggregate 2012 Incremental Term Loan Commitments of all of the 2012 Incremental Term Loan Lenders.

“2012 Incremental Term Loan Lenders” shall mean each Lender with a 2012 Incremental Term Loan Commitment.

“2012 Incremental Term Loans” shall mean the Incremental Term Loans made pursuant to Section 2.11 [Increase in Commitments and Incremental Term Loans] and the 2012 Incremental Amendment on the 2012 Incremental Effective Date.

(c)                                  Section 2.1.3 of the Credit Agreement is hereby amended in its entirety to read as follows:

(a)                                 Term Loans.  Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, each Term Loan Lender severally agrees to make a Term Loan to the Borrower on the First Amendment Effective Date and each Increasing Lender and New Lender that, in each case have, a 2012 Incremental Term Loan Commitment severally agrees to make a 2012 Incremental Term Loan to the Borrower on the 2012 Incremental Effective Date pursuant to the terms of Section 2.11; provided that after giving effect to each such Term Loan the aggregate amount of Term Loans from such Term Loan Lender shall not exceed such Term Loan Lender’s Term Loan Commitment and provided further that the Borrower may not reborrow any Term Loans once repaid.

(d)                                 Section 2.6.7 of the Credit Agreement is hereby amended in its entirety to read as follows:

Section 2.6.7                          Repayment of Term Loans.  The Borrower shall repay to the Term Loan Administrative Agent, for the benefit of the Term Loan Lenders, (a) on the last Business Day of each March, June, September and December (each a “Term Loan Repayment Date”), an aggregate principal amount equal to 0.25% of the aggregate principal amount of (i) all Term Loans made on the First Amendment Effective Date plus (ii) all 2012 Incremental Term Loans (in each case, as such principal amount may be reduced by, and after giving effect to, any voluntary and mandatory prepayments made in accordance with Section 5) (each such amount, a “Term Loan Repayment Amount”) and (b) on the Expiration Date, the aggregate principal amount of all (i) Term Loans made on the First Amendment Effective Date, to the Lenders other than any 2012 Incremental Term Loan Lenders and (ii) the 2012 Incremental Term Loans to the 2012 Incremental Term Loan Lenders, in each case, outstanding on such date.

SECTION 3.                            Representations and Warranties.  The Borrower represents and warrants to the Term Loan Administrative Agent and the Incremental Term Loan Lenders that:

(a)         Each Loan Party and each Subsidiary of each Loan Party is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.  Each Loan Party and each Subsidiary of each Loan Party has the lawful power to own or lease its properties and to engage in the business it presently conducts or proposes to conduct, except where the failure to have such power would not reasonably be expected to result in any Material Adverse Change.  Each Loan Party and each

Subsidiary of each Loan Party is duly licensed or qualified and in good standing in each jurisdiction where the property owned or leased by it or the nature of the business transacted by it or both makes such licensing or qualification necessary and where the failure to so qualify could reasonably be expected to result in a Material Adverse Change.

(b)         Each Loan Party has full power to enter into, execute, deliver and carry out this Amendment, and the Credit Agreement as modified by this Amendment, to incur the Indebtedness contemplated by this Amendment and to perform its Obligations under the Loan Documents to which it is a party, and all such actions have been duly authorized by all necessary proceedings on its part.

(c)          Neither the execution and delivery of this Amendment by any Loan Party, nor the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof by any of them will conflict with, constitute a default under or result in any breach of (i) the terms and conditions of the certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents of any Loan Party or any Subsidiary of any Loan Party or (ii) except as could not reasonably be expected to result in Material Adverse Change, any Law or any material agreement or instrument or order, writ, judgment, injunction or decree to which any Loan Party or any Subsidiary of any Loan Party is a party or by which any Loan Party or any Subsidiary of any Loan Party is bound or subject to, or result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property (now or hereafter acquired) of any Loan Party or any Subsidiary of any Loan Party (other than Liens granted under the Loan Documents).

(d)         The representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Effective Date with the same effect as though such representations and warranties had been made on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date.

(e)          At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 4.                            Conditions to Effectiveness on Effective Date.  This Amendment, and the obligations of each Incremental Term Loan Lender to make their respective Incremental Term Commitments pursuant hereto, and to fund their respective Incremental Term Loans pursuant hereto, as specified in Section 1 hereof, shall become effective on and as of the first Business Day on which the following conditions shall have been satisfied or waived by each applicable party (the “Effective Date”):

(a)                                 the Term Loan Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Amendment signed on behalf of such party, or (ii) written evidence satisfactory to the Term Loan Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;

(b)                                 the Term Loan Administrative Agent shall have received a Loan Request in respect of the Incremental Term Loans to be made pursuant hereto, completed and delivered in accordance with the terms of Section 2.6.1 of the Credit Agreement;

(c)                                  the Term Loan Administrative Agent shall have received (i) a certified copy of the resolutions, in form and substance reasonably satisfactory to the Term Loan Administrative Agent, of the board of directors, other managers or general partner of each Loan Party (or a duly authorized committee thereof) authorizing the execution, delivery and performance of this Amendment and the performance of the Credit Agreement and the other Loan Documents, in each case as modified by this Amendment, certified as of the Effective Date by an Authorized Officer of each Loan Party as being in full force and effect without modification or amendment, and (ii) good standing certificates for each Loan Party for each jurisdiction in which such Loan Party is organized;

(d)                                 the Term Loan Administrative Agent shall have received such incumbency certificates and/or other certificates of Authorized Signatories of each Loan Party as the Term Loan Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Authorized Officer of such Loan Party authorized to act as a Authorized Officer in connection with this Amendment;

(e)                                  the Term Loan Administrative Agent shall have received from K&L Gates LLP, counsel to the Borrower and the other Loan Parties, an executed legal opinion covering such matters as the Term Loan Administrative Agent may reasonably request and otherwise reasonably satisfactory to the Term Loan Administrative Agent;

(f)                                   the representations and warranties contained (i) in Section 3 of this Amendment, and (ii) in Article 6 of the Credit Agreement and in the other Loan Documents, shall, in each case, be true and correct in all material respects, on and as of the Effective Date, except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes hereof, the representations and warranties contained in Section 6.1.7 of the Credit Agreement shall be deemed to refer to the most recently furnished financial statements furnished pursuant to Sections 8.3.1 and 8.3.2 of the Credit Agreement);

(g)                                  no Default or Event of Default exists immediately before or immediately after giving pro forma effect to this Amendment, and the consummation of the extensions of credit and other transactions set forth herein;

(h)                                 the Borrower and the other Loan Parties shall be in compliance with, and shall have satisfied, each of the conditions set forth in Section 2.11 of the Credit Agreement;

(i)                                     payment by the Borrower of all arrangement and underwriting fees required to be paid to the Term Loan Administrative Agent on the Effective Date, and all reasonable and documented out of pocket costs and expenses of the Term Loan Administrative

Agent in connection with this Amendment, and of the Term Loan Administrative Agent (including the reasonable and documented fees, disbursements and other charges of Shearman & Sterling LLP as counsel to the Term Loan Administrative Agent);

(j)                                    the Term Loan Administrative Agent shall have received a certificate, dated as of the Effective Date, signed by an Authorized Officer of the Borrower certifying as to compliance with the conditions precedent set forth in clauses (f), (g) and (h) of this Section 4; and

(k)                                 the Term Loan Administrative Agent shall have received all documentation and other information reasonably requested in order to allow the Incremental Term Loan Lenders to comply with applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act.

SECTION 5.                            Reference to and Effect on the Credit Agreement; Confirmation of Guarantors.

(a)         On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by, and after giving effect to, this Amendment.

(b)         Each Loan Document, after giving effect to this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed, except that, on and after the effectiveness of this Amendment, each reference in each of the Loan Documents (including the Security Agreement and the other Collateral Documents) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by, and after giving effect to, this Amendment.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations, including under the Loan Documents, as amended by, and after giving effect to, this Amendment, in each case subject to the terms thereof.

(c)          Each Loan Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of security made by such Loan Party pursuant to the Security Agreement) and confirms that such liens and security interests continue to secure the Secured Obligations, including under the Loan Documents, including, without limitation, all Secured Obligations resulting from or incurred pursuant to the Incremental Term Loan Commitments made pursuant hereto, in each case subject to the terms thereof, and (iii) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations pursuant to its respective Guaranty.

(d)         The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents.

SECTION 6.                            Costs, Expenses.  The Borrower agrees to pay on demand all reasonable out of pocket costs and expenses of the Term Loan Administrative Agent and of the Term Loan Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Term Loan Administrative Agent) in accordance with the terms of Section 11.3 of the Credit Agreement.

SECTION 7.                            Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier (or other electronic transmission) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8.                            WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.

SECTION 9.                            Governing Law.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Incremental Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ARCH COAL, INC.

By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Treasurer

ALLEGHENY LAND COMPANY
ARCH COAL SALES COMPANY, INC.
ARCH COAL TERMINAL, INC.
ARCH COAL WEST, LLC
ARCH DEVELOPMENT, LLC
ARCH ENERGY RESOURCES, LLC
ARCH RECLAMATION SERVICES, INC.
ARCH WESTERN ACQUISITION CORPORATION
ARCH WESTERN ACQUISITION, LLC
ARCH WESTERN BITUMINOUS GROUP, LLC
ARCH WESTERN FINANCE, LLC
ARCH WESTERN RESOURCES, LLC
ARCH OF WYOMING, LLC
ARK LAND COMPANY
ARK LAND KH, INC.
ARK LAND WR, INC.
ARK LAND LT, INC.
ASHLAND TERMINAL, INC.
BRONCO MINING COMPANY, INC.
CANYON FUEL COMPANY, LLC
CATENARY COAL HOLDINGS, INC.
COAL-MAC, INC.
COALQUEST DEVELOPMENT LLC
CUMBERLAND RIVER COAL COMPANY
HAWTHORNE COAL COMPANY, INC.
HUNTER RIDGE COAL COMPANY

By:	/s/ James E. Florczak
Name: James E. Florczak, Vice President
and Treasurer of each Guarantor listed
above on behalf of each such Guarantor

Signature Page to

Incremental Amendment

HUNTER RIDGE HOLDINGS, INC.
HUNTER RIDGE, INC.
ICG ADDCAR SYSTEMS, LLC
ICG BECKLEY, LLC
ICG EAST KENTUCKY, LLC
ICG EASTERN LAND, LLC
ICG EASTERN, LLC
ICG HAZARD LAND, LLC
ICG HAZARD, LLC
ICG ILLINOIS, LLC
ICG, INC.
ICG KNOTT COUNTY, LLC
ICG, LLC
ICG NATURAL RESOURCES, LLC
ICG TYGART VALLEY, LLC
INTERNATIONAL COAL GROUP, INC.
JACOBS RANCH COAL LLC
JACOBS RANCH HOLDINGS I LLC
JACOBS RANCH HOLDINGS II LLC
JULIANA MINING COMPANY, INC.
KING KNOB COAL CO., INC.
LONE MOUNTAIN PROCESSING, INC.
MARINE COAL SALES COMPANY
MELROSE COAL COMPANY, INC.
MINGO LOGAN COAL COMPANY
MOUNTAIN COAL COMPANY, L.L.C.
MOUNTAIN GEM LAND, INC.
MOUNTAIN MINING, INC.
MOUNTAINEER LAND COMPANY
OTTER CREEK COAL, LLC
PATRIOT MINING COMPANY, INC.
POWELL MOUNTAIN ENERGY, LLC
PRAIRIE HOLDINGS, INC.
SHELBY RUN MINING COMPANY, LLC
SIMBA GROUP, INC.

By:	/s/ James E. Florczak
Name: James E. Florczak, Vice President
and Treasurer of each Guarantor listed
above on behalf of each such Guarantor

Signature Page to

Incremental Amendment

THUNDER BASIN COAL COMPANY, L.L.C.
TRITON COAL COMPANY, LLC
UPSHUR PROPERTY, INC.
VINDEX ENERGY CORPORATION
WESTERN ENERGY RESOURCES, INC.
WHITE WOLF ENERGY, INC.
WOLF RUN MINING COMPANY

By:	/s/ James E. Florczak
Name: James E. Florczak, Vice President
and Treasurer of each Guarantor listed above on behalf of each such Guarantor

Signature Page to

Incremental Amendment

BANK OF AMERICA, N.A., in its capacity as
Term Loan Administrative Agent

By:	/s/ Henry Pennell
	Name:	Henry Pennell
	Title:	Vice President

Signature Page to

Incremental Amendment

BANK OF AMERICA, N.A.,
as an Incremental Term Loan Lender

By:	/s/ Adam H. Fey
	Name:	Adam H. Fey
	Title:	Director

Signature Page to

Incremental Amendment

Schedule 1

Incremental Term Commitments and Term Loan Lenders

Incremental Term Loan Lender	Commitment Percentage	Incremental Term Loan Commitment
Bank of America, N.A.	100%	$250,000,000

Total	100%	$250,000,000

SCHEDULE 1.1(B)

COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

Part 4 — Incremental Term Loans - Commitments of Lenders and Addresses for Notices to Lenders

Lender	Commitment	Ratable Share

Bank of America, N.A. 540 W. Madison - IL4-540-23-09 Chicago, IL 60661 Attention: Adam Fey 312-828-1462	$250,000,000	100.00%

Total	$250,000,000	100.00%